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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-8/S-3 of our report dated April 30, 1996, on our audits of the financial statements and financial statement shcedule of Scopus Technology, Inc. and Subsidiaries.


   /s/ Coopers & Lybrand, L.L.P.
   ---------------------------------
   (Coopers & Lybrand, L.L.P.)

  San Francisco, California
  November 14, 1996

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